UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On July 25, 2023, the Board of Directors of Comerica Incorporated ("Comerica") appointed Arthur G. Angulo and M. Alan Gardner to serve on its Board of Directors, effective July 25, 2023. The Board of Directors also determined that Mr. Angulo shall become a member of Comerica's Enterprise Risk Committee and Mr. Gardner shall become a member of Comerica's Governance, Compensation and Nominating Committee.

Messrs. Angulo and Gardner are entitled to participate in Comerica’s director compensation program, which is substantially consistent with the program for 2022 disclosed in Comerica’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2023. The appointments occurred concurrently with Comerica's annual director equity grant cycle, and as part of the annual director grants, on July 25, 2023, Messrs. Angulo and Gardner each were granted restricted stock units valued at approximately $120,000, with the number of restricted stock units granted based on the closing price of Comerica's common stock on July 25, 2023. These grants of restricted stock units were made under Comerica's Amended and Restated 2018 Long-Term Incentive Plan. The grants are subject to Comerica's standard restricted stock unit award agreement (director version), with 100% of the restricted stock units vesting at the time of grant, but settling on the one-year anniversary of the director leaving the Board of Directors, except due to death, certain cases of disability or a change in control.

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 25, 2023, Comerica issued a press release regarding the appointment of Messrs. Angulo and Gardner to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits
99.1    Press Release dated July 25, 2023
104     The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Executive Vice President - Chief Legal Officer

Date: July 25, 2023